EXHIBIT 10.1

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HEADLANDS                    SERVICING CERTIFICATE
MORTGAGE
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
Revolving Home       LIBOR:                     5.62500 Current Collection
Equity Loan                                        %    Period:                 2-1-98 thru 2-28-98
Asset-Backed Notes   Margin:                    0.18000 P&S Agreement Date:     8/1/97
                                                   %
Series 1997-1        Class A  Note Rate:        5.80500 Original Closing Date:  8/21/97
                                                   %
                     Class S  Note Rate:        1.25000 Distribution Date:      3/16/98
                                                   %
                     Interest Period  2/17/98     27    Record Date:            3/15/98
                     thru 3/15/98:
                     Weighted Average Loan      11.4630 Pool Factor:            98.3069075%
                     Rate:                        0%
                     Weighted Average Net Loan  9.50550 Investor Floating
                     Rate:                         %    Allocation %:IFAP       97.99967%
                                                        Investor Fixed
                                                        Allocation              98.00000%
                                                        %:
                     Maximum Rate:              9.50550 Beginning Transferor    2.00000%
                                                   %    Interest
                     Servicing Fee Rate:        0.50000 Spread Account          7,716,964.41
                                                   %    Maximum 4%:
                     Premium Fee Rate:          0.20000 Required                2,893,861.66
                                                   %    Overcollaterialization
                                                        Amt:
                     Trustee Fee                0.00750 Certificateholders      3,859,110.37
                                                   %    Subordinated Amt

================================================================================

BALANCES
      Beginning Pool Balance                                                                   192,923,718.58
      Beginning Invested Amount                                                                189,065,000.00
      Beginning Certificateholders Subordinated Principal Balance                                6,143,130.26
      Beginning Class A Note Balance -- CUSIP 422093AC8                                        186,460,960.84
      Beginning Class S (Notional Amount) -- CUSIP 422093AD6                                   186,460,960.84
      Overcollateralization Amount                                                               3,201,045.25
      Overcollateralization Loan Amount                                                                  0.00

      Ending Pool Balance                                                                      187,316,023.89
      Ending Invested Amount                                                                   189,065,000.00
      Ending Certificateholders Subordinated Principal Balance                                   7,060,155.62
      Certificateholders Subordinated Balance (TSA)                                              3,859,110.37
      Ending Class A Note Balance -- CUSIP 422093AC8                                           185,863,954.75
      Ending Class S (Notional Amount) -- CUSIP 422093AD6                                      185,863,954.75

      Additional Balances                                                                        2,784,488.41

      Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                  0
      Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                               0.00
      Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                   0
      Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                0.00
      Number of all Subsequent Mortgage Loans (Current Date)                                              112
      Subsequent Mortgage Loan Asset Balance (Current Date)                                      4,513,335.03

      Cumulative Number of all Subsequent Mortgage Loans                                                  390
      Cumulative Subsequent Mortgage Loan Asset Balance                                         19,828,120.44

      Beginning Loan Count                                                                              4,987
      Ending Loan Count                                                                                 4,848

COLLECTION AMOUNTS
  1   Aggregate of All Mortgage Collections (Gross)                                             10,042,410.74
  2   Total Mortgage Interest Collections (Gross)                                                1,650,227.64
      Servicing Fees (current collection period)                                                    80,384.88
      Deferred Interest Transfer  (DI)                                                              75,869.41
    3a   Mortgage Principal Collections                                                          8,392,183.10
    3b   Insurance Proceeds                                                                              0.00
    3c   Net Liquidation Proceeds                                                                        0.00
  3   Total Mortgage Principal Collections                                                       8,392,183.10
      Aggregate of Transfer Deposits                                                                     0.00
      Investor Loss Amount                                                                               0.00
      Aggregate Investor Loss Reduction Amount                                                           0.00

INVESTOR AND CERTIFICATEHOLDERS COLLECTIONS FOR DISTRIBUTION
      Investor Interest Collections (Gross+DI -Service Fee)*IFAP                                 1,612,792.57
      Investor Principal Collections (zero available until end of funding period)                        0.00
      Certificateholders Interest Collections                                                       32,919.60
      Certificateholders Principal Collections                                                           0.00

DISTRIBUTION AMOUNTS
      Class A Note Interest 5.01 (i)                                                               811,804.41
      Unpaid Class A Note Interest Shortfall (current cycle) 5.01(i)                                     0.00
      Class S Note Interest 5.01 (ii)                                                              174,807.15
      Unpaid Class S Note Interest Shortfall (current cycle) 5.01 (ii)                                   0.00
      Investor Loss Amount  5.01(iii)  Distribution to Funding Account
      during Funding Period                                                                              0.00
      Previous Investor Loss Amount 5.01(iv)                                                             0.00
      Monthly Insurance Premium 5.01(v)                                                             27,969.14
      Credit Enhancer Reimbursement 5.01(vi)                                                             0.00
      Accelerated Principal Distribution Amount 5.01(vii)                                          597,006.09
      Spread Account Deposit 5.01(viii)                                                                  0.00
      Trustee Fee 5.01 (ix)                                                                          1,205.77
      Payment to Servicer per Section 7.03 5.01 (x)                                                      0.00
      Deferred Interest 5.01 (xi)                                                                        0.00
      Remaining Amount to Transferor 5.01 (xii)                                                          0.00
      Total Noteholders Distribution Allocable to Interest                                       1,612,792.57

      Maximum Principal Payment                                                                  8,224,339.44
      Alternative Principal Payment                                                              5,607,694.69
      Guaranteed Principal Distribution Amount (afterTSA= zero)                                          0.00
      Scheduled Principal Collection Payment ( Lesser of Max Prin and
      Alter Prin) After Funding Period                                                                   0.00
      Accelerated Principal Distribution Amount 5.01(vii)                                          597,006.09

      Total Noteholders Distribution Allocable to Principal                                        597,006.09

      Certificateholders Interest Collections                                                       32,919.60
      Certificateholders  Interest Collections 5.01 (xii)                                                0.00
      Certificateholders Principal Collections  Distribution to Funding
      Account during Funding Period                                                                      0.00
      Certificateholders Distribution Amount                                                        32,919.60

           LOSSES/RETRANSFERS
      Unpaid Class A Note Interest Shortfall Due (From Previous
      Distributions)                                                                                     0.00
      Unpaid Class S Note Interest Shortfall Due (From Previous
      Distributions)                                                                                     0.00
      Interest Earned on Shortfall @ applicable Certificate Rate                                         0.00
      Investor Loss Reduction Amount (From Previous Distributions)                                       0.00

                 DISTRIBUTION TO NOTEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
      Total Class A Note Distribution Amount Allocable to Interest                                  4.2937847
      Total Class S Note Distribution Amount Allocable to Interest                                  0.9245876
      Unpaid Note Interest Shortfall Included in Current Distribution                               0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)               0.0000000

      Total Class A Noteholders Distribution Amount Allocable to Principal                          3.1576764
      Scheduled Principal Collections Payment                                                       0.0000000
      Accelerated Principal Distribution Amount                                                     3.1576764

      Reimbursed Investor Loss Reduction Amounts Included in Current
      Distribution                                                                                  0.0000000
      Investor Loss Reduction Amounts after Current Distribution
      (carryover)                                                                                   0.0000000

      Total Amount Distributed to Class A Noteholders                                               7.4514611
      Total Amount Distributed to Class S Noteholders                                               0.9245876
      Total Amount Distributed to Noteholders                                                       8.3760487

      Credit Enhancement Draw Amount                                                                     0.00

DELINQUENCIES/FORECLOSURES
      Number of Mortgages 31 to 60 Days Delinquent                                                         79
      Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         3,498,170.00
      Number of Mortgages 61 to 90 Days Delinquent                                                         10
      Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           312,465.00
      Number of Mortgages 91 to 180 or more Days Delinquent                                                 1
      Aggregate Principal Balances of Mortgages 91 to 180 or more Days
      Delinquent                                                                                    47,900.25
      Number of Mortgages 181 or more Days Delinquent                                                       1
      Aggregate Principal Balances of Mortgages 181 or more Days
      Delinquent                                                                                    24,830.48
      Number of Mortgage Loans in Foreclosure                                                               2
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                 38,564.80

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                          0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

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

      Prior Month Ending Balance after Purchase of Subsequent Loans:                                   391.79
      Current Funding Accout Deposits:                                                           5,607,694.69
      Withdrawal for Subsequent Loan Purchase:                                                  (4,513,355.03)
      Funding Account Ending Balance:                                                            1,094,731.45
      Funding Account Earnings:                                                                        121.47
      Funding Period:  From Closing Date thru the earlier of (a) 9/15/98 or (b) commencement of Rapid Amortization Period

      Beginning Spread Account Principal Balance: (total cash available to                         964,620.55
      CapMAC)
      Spread Account  Deposit (this distribution):                                                       0.00
      Ending Spread Account Principal Balance: (total cash available to
      CapMAC)                                                                                      964,620.55

      Total Spread Account:                                                                      8,024,776.17
      Net Excess Spead:                                                                                3.235%

      Deferred Interest Deposits:
      Deferred Interest Account Balance:                                                                0.00

      OFFICER'S CERTIFICATE
      All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

      The Attached Servicing Certificate is true and correct in all material respects.

      ---------------------------------------

      A Servicing Officer    Debora M. Toso

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HEADLANDS MORTGAGE                                      Statement to Noteholders
================================================================================

Revolving Home Equity       LIBOR:                           5.62500%  Current Collection Period:       2-1-98 thru 2-28-98
Loan
Asset-Backed Notes          Margin:                          0.18000%  P&S Agreement Date:                8/1/97

Series 1997-1               Class A  Note Rate:              5.80500%  Original Closing Date:            8/21/97

                            Class S  Note Rate:              1.25000%  Distribution Date:                3/16/98

                            Interest Period  2/17/98 thru       27     Record Date:                      3/15/98
                            3/15/98:

                            Weighted Average Loan Rate:      11.46300% Investor Floating Allocation %:  97.99967%

                            Weighted Average Net Loan Rate:  9.50550%  Investor Fixed Allocation %:     98.00000%

                            Maximum Rate:                    9.50550%  Pool Factor:                    98.3069075%

================================================================================

BALANCES
      Beginning Pool Balance                                                                   192,923,718.58
      Beginning Invested Amount                                                                189,065,000.00
      Beginning Class A Note Balance  -- CUSIP 422093AC8                                       186,460,960.84
      Beginning Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                     186,460,960.84

      Ending Pool Balance                                                                      187,316,023.89
      Ending Invested Amount                                                                   189,065,000.00
      Certificateholders Subordinated Balance  (TSA)                                             3,859,110.37
      Ending Class A Note Balance -- CUSIP   422093AC8                                         185,863,954.75
      Ending Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                        185,863,954.75

      Additional Balances                                                                        2,784,488.41

      Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                  0
      Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                               0.00
      Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                   0
      Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                0.00
      Number of all Subsequent Mortgage Loans (Current Date)                                              112
      Subsequent Mortgage Loan Asset Balance (Current Date)                                      4,513,355.03
      Cumulative Number of all Subsequent Mortgage Loans                                                  390
      Cumulative Subsequent Mortgage Loan Asset Balance                                         19,828,120.44

      Beginning Loan Count                                                                              4,987
      Ending Loan Count                                                                                 4,848

DISTRIBUTION AMOUNTS

      Total Investor Noteholders Distribution Amount                                             1,583,617.65


      Class A Note Interest                                                                        811,804.41
      Unpaid Class A Note Interest Shortfall (current cycle)                                             0.00

      Investor Loss Amount                                                                               0.00
      Previous Investor Loss Amount                                                                      0.00

      Accelerated Principal Distribution Amount 5.01(vii)  (if Invested Amount exceeds Class A)    597,006.09
      Scheduled Principal Collection Payment                                                             0.00

      Total Class A Note Distribution--CUSIP                                                     1,408,810.50

      Class S Note Interest                                                                        174,807.15
      Unpaid Class S Note Interest Shortfall (current cycle)                                             0.00
      Total Class S Note Distribution--CUSIP                                                       174,807.15

LOSSES/RETRANSFERS
      Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                           0.00
      Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                           0.00
      Interest Earned on Shortfall @ applicable Certificate Rate                                         0.00
      Investor Loss Reduction Amount (From Previous Distributions)                                       0.00


DISTRIBUTION TO NOTEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
      Total Class A Note Distribution Amount Allocable to Interest                                  4.2937847
      Total Class S Note Distribution Amount Allocable to Interest                                  0.9245876
      Unpaid Noteholders Interest Shortfall Included in Current Distribution                        0.0000000
      Unpaid Noteholders Interest Shortfall Remaining after Current Distribution (Carryover)        0.0000000

      Total Class A Note Distribution Amount Allocable to Principal                                 3.1576764
      Scheduled Principal Collections Payment                                                       0.0000000
      Accelerated Principal Distribution Amount                                                     3.1576764

      Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                   0.0000000
      Investor Loss Reduction Amounts after Current Distribution (carryover)                        0.0000000

      Total Amount Distributed to Class A Noteholder                                                7.4514611
      Total Amount Distributed to Class S Noteholder                                                0.9245876
      Total Amount Distributed to Noteholders                                                       8.3760487

      Credit Enhancement Draw Amount                                                                     0.00

      Class A Service Fee                                                                           77,692.07


DELINQUENCIES/FORECLOSURES
      Number of Mortgages 31 to 60 Days Delinquent                                                         79
      Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                         3,498,170.00
      Number of Mortgages 61 to 90 Days Delinquent                                                         10
      Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                           312,465.00
      Number of Mortgages 91 to 180 or more Days Delinquent                                                 1
      Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                   47,900.25
      Number of Mortgages 181 or more Days Delinquent                                                       1
      Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                         24,830.48

      Number of Mortgage Loans in Foreclosure                                                               2
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                                 38,564.80

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                          0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                              0.00

      Class A Rate for next
      Distribution                            LIBOR        5.68750%                                  5.86750%
=============================================================================================================

      Spread Account Balance:                                                                      964,620.55

      Spread Account Transfer to Collection Account:                                                     0.00